SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

May 29, 2003

(Date of earliest event reported)

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On May 29, 2003, The Gap, Inc. (the “Company”) issued a press release announcing that the Board of Directors elected Howard P. Behar to serve as a director of the Company. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

99.1	Press Release dated May 29, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date:	May 30, 2003	By:	/s/ ANNE B. GUST
Anne B. Gust Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 29, 2003